SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 19, 2004



                                   AAON, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)



           Nevada                       0-18953                  87-0448736
           ------                       -------                  ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


                     2425 South Yukon, Tulsa, Oklahoma 74107
                     ---------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (918) 583-2266

Item 2.02  Results of Operations and Financial Condition.

                  On October 19, 2004, Registrant issued a press release concerning its results of operations for the three and nine month periods ended and at September 30, 2004.

Item 9.01  Financial Statements and Exhibits.

                  A copy of Registrant's October 19, 2004, press release is attached as Exhibit "A" hereto.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AAON, INC.


Date:  October 19, 2004                 By:  /s/ John B. Johnson, Jr.
                                             -----------------------------------
                                                 John B. Johnson, Jr., Secretary


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

                                   EXHIBIT "A"


NEWS BULLETIN
FOR IMMEDIATE RELEASE
October 19, 2004


                                   AAON, Inc.
                  2425 South Yukon Ave. o Tulsa, OK 74107-2728
                  o Ph: (918) 583-2266 o Fax: (918) 583-6094 o
                             o http://www.aaon.com o
                  ---------------------------------------------
                            For Further Information:
          Jerry R. Levine o Phone: (914) 244-0292 o Fax: (914) 244-0295
                      Email: jerry.levine@worldnet.att.net
--------------------------------------------------------------------------------


                           AAON REPORTS THIRD QUARTER
                         RECORD SALES AND LOWER EARNINGS


Tulsa, OK, October 19, 2004 - AAON, Inc. (NASDAQ-AAON)

In the quarter, revenues reached a record level, $47,733,000, up 16.4% from $41,003,000 during the corresponding period in 2003, and net income decreased 58.0% to $1,527,000 or $0.12 per share compared to $3,635,000 or $0.27 per share for the same period a year ago.

Norman H. Asbjornson, President and CEO, stated that, "due to further increases in material costs during the third quarter, recent product price increases did not yield the anticipated margin improvement and additional product price increases will be necessary. It is unclear what impact further product price increases will have on sales volume in the future."

Net sales for the first nine months of 2004 were up 15.5%, $128,246,000, compared to $111,081,000 in 2003, whereas earnings were down 48.2% from $10,487,000 or $0.79 per share, to $5,435,000 or $0.42 per share. All per share earnings are on a diluted basis.

Mr. Asbjornson said, "sales in the third quarter, together with the Company's current backlog, will produce record second half of 2004 and yearly sales; however, due to ongoing material cost increases, earnings in the second half of 2004 will only approximate earnings in the first half of the year."

Certain statements in this news release may be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933. Statements regarding future prospects and developments are based upon current expectations and involve certain risks and uncertainties that could cause actual results and developments to differ materially from the forward-looking statements.


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

                                   AAON, Inc.
                      Consolidated Statements of Operations

                                                    Three Months Ended                            Nine Months Ended
                                          Sept. 30, 2004*        Sept. 30, 2003*         Sept. 30, 2004*       Sept. 30, 2003*
                                          -----------------------------------------------------------------------------------
                                                           (in thousands, except share and per share data)
Net sales                                    $   47,733             $   41,003            $  128,246            $  111,081

Cost of Sales                                    41,639                 31,491               108,096                84,064
                                          ----------------       ----------------      ----------------      ----------------
      Gross profit                                6,094                  9,512                20,150                27,017

Selling, general and
    administrative expenses                       3,405                  3,861                11,163                10,569
                                          ----------------       ----------------      ----------------      ----------------
     Income from operations                       2,689                  5,651                 8,987                16,448

Interest expense                                      8                      6                    35                    21

Interest income                                     (10)                   (84)                 (174)                 (259)

Other expense (income)                              (13)                   (45)                   12                  (167)
                                          ----------------       ----------------      ----------------      ----------------
Income before income taxes                        2,704                  5,774                 9,114                16,853

Income tax provision                              1,177                  2,139                 3,679                 6,366
                                          ----------------       ----------------      ----------------      ----------------
     Net Income                              $    1,527             $    3,635            $    5,435            $   10,487
                                          ================       ================      ================      ================

Earnings Per Share:
   Basic                                     $     0.12             $     0.29            $     0.44            $     0.82
                                          ================       ================      ================      ================
   Diluted                                   $     0.12             $     0.27            $     0.42            $     0.79
                                          ================       ================      ================      ================

Weighted Average Shares Outstanding:
   Basic                                     12,420,941             12,593,711            12,453,360            12,736,140
                                          ================       ================      ================      ================
   Diluted                                   12,898,497             13,292,444            12,954,207            13,314,563
                                          ================       ================      ================      ================

*Unaudited

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

                                   AAON, Inc.
                           Consolidated Balance Sheets
                                                                September 30, 2004*              December 31, 2003
                                                             ---------------------------------------------------------
                                                                  (in thousands, except share and per share data)
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                       $       13                      $    6,186
     Certificate of deposit                                               2,000                          10,000
     Accounts receivable, net                                            31,292                          22,553
     Inventories, net                                                    21,657                          19,711
     Prepaid expenses                                                       440                           2,653
     Deferred income tax                                                  3,781                           3,532
                                                             -------------------------       -------------------------
Total current assets                                                     59,183                          64,635
                                                             -------------------------       -------------------------

PROPERTY, PLANT AND EQUIPMENT:
     Land                                                                 2,045                             874
     Buildings                                                           24,914                          19,588
     Machinery and equipment                                             51,363                          44,329
     Furniture and fixtures                                               3,880                           3,944
                                                             -------------------------       -------------------------
     Total property, plant & equipment                                   82,202                          68,735
     Less:  accumulated depreciation                                     35,760                          31,285
                                                             -------------------------       -------------------------
     Net property, plant & equipment                                     46,442                          37,450

Total assets                                                         $  105,625                      $  102,085
                                                             =========================       =========================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Revolving credit facility                                       $    3,203                      $    5,356
     Accounts payable                                                    11,020                          11,553
     Accrued liabilities                                                 16,872                          12,357
                                                             -------------------------       -------------------------
Total current liabilities                                                31,095                          29,266
                                                             -------------------------       -------------------------
DEFERRED TAX LIABILITY                                                    4,685                           5,391
                                                             -------------------------       -------------------------

STOCKHOLDERS' EQUITY
  Preferred Stock, $.001 par, 5,000,000 shares
     authorized, no shares issued                                             -                               -
  Common Stock, $.004 par, 50,000,000 shares authorized,
     and 12,405,598 and 12,519,733 issued and
     outstanding at September 30, 2004, and
     December 31, 2003, respectively                                         50                              50

     Additional paid-in capital                                               -                               -
     Accumulated other comprehensive income                                  24                               -
     Retained Earnings                                                   69,771                          67,378
                                                             -------------------------       -------------------------
  Total stockholders' equity                                             69,845                          67,428
                                                             -------------------------       -------------------------
  Total liabilities and stockholders' equity                         $  105,625                      $  102,085
                                                             =========================       =========================
*Unaudited


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

                                   AAON, Inc.
                      Consolidated Statements of Cash Flows

                                                                            Nine Months Ended              Nine Months Ended
                                                                             Sept. 30, 2004*                Sept. 30, 2003*
                                                                        ------------------------------------------------------
                                                                                            (in thousands)
Operating Activities
     Net income                                                                  $    5,435                     $   10,487
       Adjustments to reconcile net income to net cash
        provided by operating activities:
         Depreciation                                                                 4,474                          3,894
         Provision for losses on accounts receivable                                    535                           (224)
         Loss on disposition of assets                                                    4                              -
         Deferred income taxes                                                         (955)                             -
         Changes in assets and liabilities net of effects of
          acquisition:
           Accounts receivable                                                       (8,187)                        (1,876)
           Inventories                                                               (1,487)                           158
           Prepaid expenses                                                           2,213                           (491)
           Accounts payable                                                            (533)                         1,166
           Accrued liabilities                                                        4,470                          2,801
                                                                        ------------------------------------------------------
     Net cash provided by operating activities                                        5,969                         15,915

Investing Activities
     Cash paid for acquisition                                                       (1,778)                             -
     Proceeds from sale of property, plant and equipment                                 13                              -
     Proceeds from matured certificate of deposit                                    10,000                              -
     Investment in certificate of deposit                                            (2,000)                             -
     Capital expenditures                                                           (13,206)                        (3,964)
                                                                        ------------------------------------------------------
     Net cash used in investing activities                                           (6,971)                        (3,964)

Financing Activities
     Borrowings under revolving credit agreement                                     42,759                         26,862
     Payments under revolving credit agreement                                      (44,912)                       (30,428)
     Stock options exercised                                                            965                            292
     Repurchase of stock                                                             (4,007)                        (9,132)
                                                                        ------------------------------------------------------
     Net cash used in financing activities                                           (5,195)                       (12,406)
                                                                        ------------------------------------------------------
Effect of exchange rate on cash                                                          24                              -
                                                                        ------------------------------------------------------
Net decrease in cash and cash equivalents                                            (6,173)                          (455)
                                                                        ------------------------------------------------------
Cash and cash equivalents, beginning of year                                          6,186                          5,071
                                                                        ------------------------------------------------------
Cash and cash equivalents, end of year                                           $       13                     $    4,616
                                                                        ======================================================
*Unaudited

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